SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


  Date of Report (Date of earliest event reported) December 18, 1996

                   BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)



     Pennsylvania                     0-10822              25-1229323
(State of other jurisdiction  (Commission File Number)   (IRS Employer
   of incorporation)                                   Identification No.)


      300 Indian Springs Road, Indiana, Pennsylvania 15701
    (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code (412) 349-1811



_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)



Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          On December 18, 1996, Biocontrol Technology, Inc. (NASDAQ:BICO) announced that the Company is continuing discussions with senior officials at the FDA on the recently submitted in-home testing protocol for its Diasensor 1000 noninvasive glucose sensor for diabetics. The Company is also moving ahead with screening and enrollment of applicants to participate in the study, which it anticipates to begin in early January 1997.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not
               Applicable.

          (b)  Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits-Press Release


                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BIOCONTROL TECHNOLOGY, INC.


                                   by /s/  Fred E. Cooper
                                           Fred E. Cooper, CEO
DATED: December 18, 1996